UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                 December 12, 2023

SELECTIVE INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey	07890
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code                               (973) 948-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $2 per share	SIGI	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 4.60% Non-Cumulative Preferred Stock, Series B, without par value	SIGIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 5 – Corporate Governance and Management

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2023, the Board of Directors (the “Board”) of Selective Insurance Group, Inc. (the “Company”) adopted the following amendments (the “Amendments”) to the Company’s By-Laws (the “Bylaws”), with such Amendments to be effective as of January 1, 2024:

•	Section 3.1 (formerly Section 3A) of the Bylaws has been amended to eliminate the requirement that the Company’s annual meeting of stockholders be held during the last week of April to provide greater flexibility with respect to the timing and scheduling of annual meetings of stockholders. Additionally, Section 3.1 of the Bylaws has been amended to contemplate providing notice of annual meetings of stockholders by means of a form of electronic transmission.

•	Section 3.2 (formerly the second paragraph of Section 3A) of the Bylaws has been amended to contemplate providing notice of special meetings of stockholders by means of a form of electronic transmission.

•	Section 4.1 (formerly Section 4) of the Bylaws has been amended to simplify the inspector of election requirements, such that the Board may appoint any person who is not a director candidate to serve as the inspector of elections for an annual meeting of stockholders.

•	Section 6.2 (formerly the second paragraph of Section 6) of the Bylaws has been amended to clarify that certificates of stock of the Company may be signed by the Chairperson, the President, or a Vice President and may be countersigned by either the Treasurer or an Assistant Treasurer or an Assistant Secretary.

•	Section 7.5 of the Bylaws has been added to provide that the Board will annually appoint the Chairperson and, when the Board does not have an independent Chairperson, a Lead Independent Director.

•	The former Sections 9A through 9E of the Bylaws have been deleted to eliminate the specific committee designations and delegations, as these are addressed in the Company’s committee charters.

•	The former Section 10 of the Bylaws has been replaced with Section 9.1, which clarifies that the Board has the authority to form committees and delegate powers and duties to such committees. Additionally, the new Section 9.1 further clarifies that the Board may appoint members, fill vacancies, and dissolve any committee of the Board.

•	Section 10.1 (formerly Section 11) of the Bylaws has been amended to eliminate the specific requirements regarding the mail delivery of any notice required to be delivered to a director, officer, or committee member pursuant to the Bylaws.

•	Section 11.1 (formerly Section 12A) of the Bylaws has been amended to delete the reference to the Board’s authority to appoint the Chairperson and the Lead Independent Director, which, as noted above, is now addressed in the new Section 7.5. Additionally, Section 11.1 was amended to delete the reference to the Board’s authority to fix the compensation of the executive officers.

•	Section 16.1 (formerly Section 17) of the Bylaws has been amended to provide for a five-day written notice requirement for a stockholder, other than an officer or director, to inspect the Company’s books and records.

The Bylaws, as amended, also incorporate certain clarifying, ministerial, non-substantive, and conforming changes.

The foregoing description of Amendments to the Bylaws is a summary and is qualified in its entirety by reference to the full text of the Bylaws, as adopted by the Board on December 12, 2023, a copy of which is included as Exhibit 3.1 attached hereto and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit Number	Description
3.1	By-Laws of Selective Insurance Group, Inc., effective as of January 1, 2024
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date: December 15, 2023	By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and General Counsel